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                            PRESIDENT'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on the Form 10-KSB of The Bralorne Mining Company (the "Company") for the year ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, I, Jeff Yenyou Zheng, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                        /s/ "Yenyou Zheng"
                                                        ------------------------
                                                        Jeff Yenyou Zheng
                                                        Chief Executive Officer
                                                        President and Director

Date:  March 23, 2005